                                                EXHIBIT 10.7 (A) Richland County

AMENDMENT NO. 1 TO OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 1 TO OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT ("Amendment") is made this 28th day of October, 1998 by and among D.I.Y. HOME WAREHOUSE, INC., an Ohio corporation, with its principal place of business located at 5811 Canal Road, Suite 180, Valley View, Ohio 44125 ("Mortgagor"), NATIONAL CITY BANK, formerly known as National City Bank of Columbus, a national banking association, with its principal office located at 155 East Broad Street, Columbus, Ohio 43251 (together with its successors, the "Mortgagee"), and OLD KENT BANK, formerly known as Old Kent Bank and Trust Company, a Michigan banking corporation, with its principal office located at One Vandenberg Center, Grand Rapids, Michigan 49503 ("Old Kent"), as lenders (NCB and Old Kent each herein, separately, called a "Bank" and, collectively, called the "Banks"), and NCB, as agent for itself and Old Kent (the "Agent").


                                   WITNESSETH:

         WHEREAS, Mortgagor executed and delivered to Mortgagee, Old Kent and Agent an Open-End Mortgage, Assignment of Rents and Security Agreement dated December 23, 1994 which Open-End Mortgage, Assignment of Rents and Security Agreement encumbered the land described in the attached Exhibit A (the "Mortgaged Property") and was recorded on December 27, 1994 in Official Records Volume 344, page 1 of the Richland County, Ohio Recorder's Office (the "Mortgage"); and

         WHEREAS, the Mortgage was given to secure the payment of a certain Mortgage Note dated December 23, 1994 in the original principal amount of $4,500,000 from Mortgagor to Mortgagee (the "Original Mortgagee Note"); and

         WHEREAS, the Mortgage was given to secure the payment of a certain Mortgage Note dated December 23, 1994 in the original principal amount of $4,500,000 from Mortgagor to Old Kent (the "Old Kent Note"); and

         WHEREAS, Mortgagor has executed and delivered to Mortgagee that certain First Amendment to Mortgage Note dated as of the date hereof (the "Amended Mortgagee Note") which amends the Original Mortgagee Note (the Original Mortgagee Note and the Amended Note are hereinafter collectively referred to as the "Note"); and

         WHEREAS, Mortgagor, Mortgagee, Old Kent and Agent have executed that certain Fifth Amendment to Loan and Co-Lender Credit Agreement dated of even date herewith (the "Loan Agreement") evidencing other amendments to the loan evidenced by the Note (the "Loan"): and

         WHEREAS, Mortgagor has paid Old Kent all amounts owed under the Old Kent Note; and

         WHEREAS, Mortgagor desires that Old Kent release its interests in the lien of the Mortgage against the Mortgaged Property; and

         WHEREAS, Agent is no longer serving as an agent in regard to the Loan; and

         WHEREAS, Mortgagor, Mortgagee, Old Kent and Agent desire to amend the Mortgage with this Amendment as hereinafter set forth;

         NOW THEREFORE, in consideration of the agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Payment of Old Kent. Old Kent hereby acknowledges the payment in full by Borrower of the Old Kent Note. Old Kent also hereby releases any and all security interest held by Old Kent in regard to the repayment of the Old Kent Note including, without limitation, Old Kent's interest in the Mortgage. Old Kent hereby agrees to execute any and all reasonable documents necessary to effectuate such payment and release of security interests.

         Section 2. Release of Agent.Mortgagor, Mortgagee, Old Kent and Agent hereby agree that the services of Agent under the Loan and this Mortgage are no longer necessary. Therefore, subject to the terms of the Loan Agreement, Agent is hereby released from any and all obligations under the Loan, the Loan Agreement and this Mortgage arising after the date of this Amendment.

         Section 3. Partial Release of Mortgage. Pursuant to that certain Partial Release of Mortgage of even date herewith, Old Kent releases from the terms of the Mortgage all of Old Kent's interests in the Mortgaged Property.

         Section 4. Security/Cross-Collateralization. Mortgagor and Mortgagee agree that the Mortgage, as amended herein, shall serve as security for (a) the indebtedness represented by the Note, (b) the payment of all sums with interest thereon advanced to protect the security of the Mortgage or the Note, (c) the payment of and performance of Mortgagee under that certain Line of Credit Loan as that term is defined in the Loan Agreement and (d) the payment of and performance of Mortgagee under those certain Other Loans as that term is defined in the Loan Agreement. All references to the Note in the Original Mortgage shall refer to the Note as defined herein.

         Section 5. Continuing Effect. Except as expressly amended hereby, the Mortgage remains in full force and effect and is hereby ratified by the parties in all respects.

         Section 6. Counterparts. This Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together constitute one and the same instrument.

         IN WITNESS WHEREOF, Mortgagor, Mortgagee, Old Kent and Agent have executed this Amendment as of the date first written above.


Signed and acknowledged in
in the presence of:
                                   D.I.Y. Home Warehouse, Inc., an Ohio
                                   corporation
/s/ KAREN POLOMSKY
--------------------------
Name: Karen Polomsky

/s/ VERONIKA M. OCHOCKI            By:   /s/ ERIC I. GLASSMAN
---------------------------              ----------------------------
Name: Veronika M. Ochocki          Name: Eric I. Glassman
                                   Its:  V.P. - Chief Financial Officer


                                   National City Bank, a national banking
                                   association

/s/ MARCIA C. ENGLISH
---------------------------
Name: Marcia C. English

/s/ JAMES M. GROVER                By:   /s/ JOSEPH KWASNY
---------------------------              ----------------------------
Name: James M. Grover              Name: Joseph Kwasny
                                   Its:  Vice President


                                   National City Bank, a national banking
                                   association, as Agent

/s/ MARCIA C. ENGLISH
---------------------------
Name: Marcia C. English

/s/ JAMES M. GRONER                By:   /s/ JOSEPH KWASNY
---------------------------              ----------------------------
Name: James M. Groner              Name: Joseph Kwasny
                                   Its:  Vice President


                                   Old Kent Bank, a Michigan banking corporation

/s/ LEO C. KUJAWA
---------------------------
Name: Leo C. Kujawa

/s/ PAUL G. IRWIN                  By:   /s/ ROBERT F. GRANT
---------------------------              ----------------------------
Name: Paul G. Irwin                Name: Robert F. Grant
                                   Its:  Senior Vice President

                                                   EXHIBIT 10.7 (B) Stark County

AMENDMENT NO. 1 TO OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 1 TO OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT ("Amendment") is made this 28th day of October, 1998 by and among D.I.Y. HOME WAREHOUSE, INC., an Ohio corporation, with its principal place of business located at 5811 Canal Road, Suite 180, Valley View, Ohio 44125 ("Mortgagor"), NATIONAL CITY BANK, formerly known as National City Bank of Columbus, a national banking association, with its principal office located at 155 East Broad Street, Columbus, Ohio 43251 (together with its successors, the "Mortgagee"), and OLD KENT BANK, formerly known as Old Kent Bank and Trust Company, a Michigan banking corporation, with its principal office located at One Vandenberg Center, Grand Rapids, Michigan 49503 ("Old Kent"), as lenders (NCB and Old Kent each herein, separately, called a "Bank" and, collectively, called the "Banks"), and NCB, as agent for itself and Old Kent (the "Agent").


                                   WITNESSETH:

         WHEREAS, Mortgagor executed and delivered to Mortgagee, Old Kent and Agent an Open-End Mortgage, Assignment of Rents and Security Agreement dated December 23, 1994 which Open-End Mortgage, Assignment of Rents and Security Agreement encumbered the land described in the attached Exhibit A (the "Mortgaged Property") and was recorded on December 27, 1994 in Official Records Volume 1758, page 155 of the Stark County, Ohio Recorder's Office (the "Mortgage"); and

         WHEREAS, the Mortgage was given to secure the payment of a certain Mortgage Note dated December 23, 1994 in the original principal amount of $4,500,000 from Mortgagor to Mortgagee (the "Original Mortgagee Note"); and

         WHEREAS, the Mortgage was given to secure the payment of a certain Mortgage Note dated December 23, 1994 in the original principal amount of $4,500,000 from Mortgagor to Old Kent (the "Old Kent Note"); and

         WHEREAS, Mortgagor has executed and delivered to Mortgagee that certain First Amendment to Mortgage Note dated as of the date hereof (the "Amended Mortgagee Note") which amends the Original Mortgagee Note (the Original Mortgagee Note and the Amended Note are hereinafter collectively referred to as the "Note"); and

         WHEREAS, Mortgagor, Mortgagee, Old Kent and Agent have executed that certain Fifth Amendment to Loan and Co-Lender Credit Agreement dated of even date herewith (the "Loan Agreement") evidencing other amendments to the loan evidenced by the Note (the "Loan"): and

         WHEREAS, Mortgagor has paid Old Kent all amounts owed under the Old Kent Note; and

         WHEREAS, Mortgagor desires that Old Kent release its interests in the lien of the Mortgage against the Mortgaged Property; and

         WHEREAS, Agent is no longer serving as an agent in regard to the Loan; and

         WHEREAS, Mortgagor, Mortgagee, Old Kent and Agent desire to amend the Mortgage with this Amendment as hereinafter set forth;

         NOW THEREFORE, in consideration of the agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Payment of Old Kent. Old Kent hereby acknowledges the payment in full by Borrower of the Old Kent Note. Old Kent also hereby releases any and all security interest held by Old Kent in regard to the repayment of the Old Kent Note including, without limitation, Old Kent's interest in the Mortgage. Old Kent hereby agrees to execute any and all reasonable documents necessary to effectuate such payment and release of security interests.

         Section 2. Release of Agent.Mortgagor, Mortgagee, Old Kent and Agent hereby agree that the services of Agent under the Loan and this Mortgage are no longer necessary. Therefore, subject to the terms of the Loan Agreement, Agent is hereby released from any and all obligations under the Loan, the Loan Agreement and this Mortgage arising after the date of this Amendment.

         Section 3. Partial Release of Mortgage. Pursuant to that certain Partial Release of Mortgage of even date herewith, Old Kent releases from the terms of the Mortgage all of Old Kent's interests in the Mortgaged Property.

         Section 4. Security/Cross-Collateralization. Mortgagor and Mortgagee agree that the Mortgage, as amended herein, shall serve as security for (a) the indebtedness represented by the Note, (b) the payment of all sums with interest thereon advanced to protect the security of the Mortgage or the Note, (c) the payment of and performance of Mortgagee under that certain Line of Credit Loan as that term is defined in the Loan Agreement and (d) the payment of and performance of Mortgagee under those certain Other Loans as that term is defined in the Loan Agreement. All references to the Note in the Original Mortgage shall refer to the Note as defined herein.

         Section 5. Continuing Effect. Except as expressly amended hereby, the Mortgage remains in full force and effect and is hereby ratified by the parties in all respects.

         Section 6. Counterparts. This Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together constitute one and the same instrument.

         IN WITNESS WHEREOF, Mortgagor, Mortgagee, Old Kent and Agent have executed this Amendment as of the date first written above.


Signed and acknowledged in
in the presence of:
                                   D.I.Y. Home Warehouse, Inc., an Ohio
                                   corporation
/s/ KAREN POLOMSKY
--------------------------
Name: Karen Polomsky

/s/ VERONIKA M. OCHOCKI            By:   /s/ ERIC I. GLASSMAN
---------------------------              ----------------------------
Name: Veronika M. Ochocki          Name: Eric I. Glassman
                                   Its:  V.P. - Chief Financial Officer


                                   National City Bank, a national banking
                                   association

/s/ MARCIA C. ENGLISH
---------------------------
Name: Marcia C. English

/s/ JAMES M. GROVER                By:   /s/ JOSEPH KWASNY
---------------------------              ----------------------------
Name: James M. Grover              Name: Joseph Kwasny
                                   Its:  Vice President


                                   National City Bank, a national banking
                                   association, as Agent

/s/ MARCIA C. ENGLISH
---------------------------
Name: Marcia C. English

/s/ JAMES M. GRONER                By:   /s/ JOSEPH KWASNY
---------------------------              ----------------------------
Name: James M. Groner              Name: Joseph Kwasny
                                   Its:  Vice President


                                   Old Kent Bank, a Michigan banking corporation

/s/ LEO C. KUJAWA
---------------------------
Name: Leo C. Kujawa

/s/ PAUL G. IRWIN                  By:   /s/ ROBERT F. GRANT
---------------------------              ----------------------------
Name: Paul G. Irwin                Name: Robert F. Grant
                                   Its:  Senior Vice President

                                                  EXHIBIT 10.7 (C) Summit County

AMENDMENT NO. 1 TO OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 1 TO OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT ("Amendment") is made this 28th day of October, 1998 by and among D.I.Y. HOME WAREHOUSE, INC., an Ohio corporation, with its principal place of business located at 5811 Canal Road, Suite 180, Valley View, Ohio 44125 ("Mortgagor"), NATIONAL CITY BANK, formerly known as National City Bank of Columbus, a national banking association, with its principal office located at 155 East Broad Street, Columbus, Ohio 43251 (together with its successors, the "Mortgagee"), and OLD KENT BANK, formerly known as Old Kent Bank and Trust Company, a Michigan banking corporation, with its principal office located at One Vandenberg Center, Grand Rapids, Michigan 49503 ("Old Kent"), as lenders (NCB and Old Kent each herein, separately, called a "Bank" and, collectively, called the "Banks"), and NCB, as agent for itself and Old Kent (the "Agent").


                                   WITNESSETH:

         WHEREAS, Mortgagor executed and delivered to Mortgagee, Old Kent and Agent an Open-End Mortgage, Assignment of Rents and Security Agreement dated September 15, 1995 which Open-End Mortgage, Assignment of Rents and Security Agreement encumbered the land described in the attached Exhibit A (the "Mortgaged Property") and was recorded on September 18, 1995 in Official Records Volume 2011, page 370 of the Summit County, Ohio Recorder's Office (the "Mortgage"); and

         WHEREAS, the Mortgage was given to secure the payment of a certain Mortgage Note dated September 15, 1995 in the original principal amount of $2,300,000 from Mortgagor to Mortgagee (the "NCB Note"); and

         WHEREAS, the Mortgage was given to secure the payment of a certain Mortgage Note dated September 15, 1995 in the original principal amount of $2,300,000 from Mortgagor to Old Kent (the "Old Kent Note"); and

         WHEREAS, Mortgagor, Mortgagee, Old Kent and Agent have executed that certain Sixth Amendment to Line of Credit Agreement dated of even date herewith (the "Loan Agreement") evidencing amendments to other loans made by Mortgagee to Mortgagor (the "Loans"); and

         WHEREAS, Mortgagor has paid NCB all amounts owed under the NCB Note;
and

         WHEREAS, Mortgagor has paid Old Kent all amounts owed under the Old Kent Note; and

         WHEREAS, Mortgagor and Mortgagee desire that this Mortgage shall serve as security for the repayment of the Loans; and

         WHEREAS, Mortgagor desires that Old Kent release its interests in the lien of the Mortgage against the Mortgaged Property; and

         WHEREAS, Agent is no longer serving as an agent in regard to the Loans; and

         WHEREAS, Mortgagor, Mortgagee, Old Kent and Agent desire to amend the Mortgage with this Amendment as hereinafter set forth;

         NOW THEREFORE, in consideration of the agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Payment of Old Kent. Old Kent hereby acknowledges the payment in full by Borrower of the Old Kent Note. Old Kent also hereby releases any and all security interest held by Old Kent in regard to the repayment of the Old Kent Note including, without limitation, Old Kent's interest in the Mortgage. Old Kent hereby agrees to execute any and all reasonable documents necessary to effectuate such payment and release of security interests.

         Section 2. Payment of NCB. NCB hereby acknowledges the payment in full by Borrower of the NCB Note.

         Section 3. Release of Agent.Mortgagor, Mortgagee, Old Kent and Agent hereby agree that the services of Agent under the Loans and this Mortgage are no longer necessary. Therefore, subject to the terms of the Loan Agreement, Agent is hereby released from any and all obligations under the Loan, the Loan Agreement and this Mortgage arising after the date of this Amendment.

         Section 4. Partial Release of Mortgage. Pursuant to that certain Partial Release of Mortgage of even date herewith, Old Kent releases from the terms of the Mortgage all of Old Kent's interests in the Mortgaged Property.

         Section 5. Security/Cross-Collateralization. Mortgagor and Mortgagee agree that the Mortgage, as amended herein, shall serve as security for (a) the payment of and performance of Mortgagee under that certain Credit Loan as that term is defined in the Loan Agreement and (b) the payment of and performance of Mortgagee under those certain Other Loans as that term is defined in the Loan Agreement. All references to the Note in the Original Mortgage shall refer to the Note as defined in the Loan Agreement.

         Section 6. Continuing Effect. Except as expressly amended hereby, the Mortgage remains in full force and effect and is hereby ratified by the parties in all respects.

         Section 7. Counterparts. This Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together constitute one and the same instrument.

         IN WITNESS WHEREOF, Mortgagor, Mortgagee, Old Kent and Agent have executed this Amendment as of the date first written above.


Signed and acknowledged in
in the presence of:
                                   D.I.Y. Home Warehouse, Inc., an Ohio
                                   corporation
/s/ KAREN POLOMSKY
--------------------------
Name: Karen Polomsky

/s/ VERONIKA M. OCHOCKI            By:   /s/ ERIC I. GLASSMAN
---------------------------              ----------------------------
Name: Veronika M. Ochocki          Name: Eric I. Glassman
                                   Its:  V.P. - Chief Financial Officer


                                   National City Bank, a national banking
                                   association

/s/ MARCIA C. ENGLISH
---------------------------
Name: Marcia C. English

/s/ JAMES M. GROVER                By:   /s/ JOSEPH KWASNY
---------------------------              ----------------------------
Name: James M. Grover              Name: Joseph Kwasny
                                   Its:  Vice President


                                   National City Bank, a national banking
                                   association, as Agent

/s/ MARCIA C. ENGLISH
---------------------------
Name: Marcia C. English

/s/ JAMES M. GRONER                By:   /s/ JOSEPH KWASNY
---------------------------              ----------------------------
Name: James M. Groner              Name: Joseph Kwasny
                                   Its:  Vice President


                                   Old Kent Bank, a Michigan banking corporation

/s/ LEO C. KUJAWA
---------------------------
Name: Leo C. Kujawa

/s/ PAUL G. IRWIN                  By:   /s/ ROBERT F. GRANT
---------------------------              ----------------------------
Name: Paul G. Irwin                Name: Robert F. Grant
                                   Its:  Senior Vice President

                                                  EXHIBIT 10.7 (D) Summit County

AMENDMENT NO. 1 TO OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 1 TO OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT ("Amendment") is made this 28th day of October, 1998 by and among D.I.Y. HOME WAREHOUSE, INC., an Ohio corporation, with its principal place of business located at 5811 Canal Road, Suite 180, Valley View, Ohio 44125 ("Mortgagor"), NATIONAL CITY BANK, formerly known as National City Bank of Columbus, a national banking association, with its principal office located at 155 East Broad Street, Columbus, Ohio 43251 (together with its successors, the "Mortgagee"), and OLD KENT BANK, formerly known as Old Kent Bank and Trust Company, a Michigan banking corporation, with its principal office located at One Vandenberg Center, Grand Rapids, Michigan 49503 ("Old Kent"), as lenders (NCB and Old Kent each herein, separately, called a "Bank" and, collectively, called the "Banks"), and NCB, as agent for itself and Old Kent (the "Agent").


                                   WITNESSETH:

         WHEREAS, Mortgagor executed and delivered to Mortgagee, Old Kent and Agent an Open-End Mortgage, Assignment of Rents and Security Agreement dated December 23, 1994 which Open-End Mortgage, Assignment of Rents and Security Agreement encumbered the land described in the attached Exhibit A (the "Mortgaged Property") and was recorded on December 27, 1994 in Official Records Volume 1828, page 670 of the Summit County, Ohio Recorder's Office (the "Mortgage"); and

         WHEREAS, the Mortgage was given to secure the payment of a certain Mortgage Note dated December 23, 1994 in the original principal amount of $4,500,000 from Mortgagor to Mortgagee (the "Original Mortgagee Note"); and

         WHEREAS, the Mortgage was given to secure the payment of a certain Mortgage Note dated December 23, 1994 in the original principal amount of $4,500,000 from Mortgagor to Old Kent (the "Old Kent Note"); and

         WHEREAS, Mortgagor has executed and delivered to Mortgagee that certain First Amendment to Mortgage Note dated as of the date hereof (the "Amended Mortgagee Note") which amends the Original Mortgagee Note (the Original Mortgagee Note and the Amended Note are hereinafter collectively referred to as the "Note"); and

         WHEREAS, Mortgagor, Mortgagee, Old Kent and Agent have executed that certain Fifth Amendment to Loan and Co-Lender Credit Agreement dated of even date herewith (the "Loan Agreement") evidencing other amendments to the loan evidenced by the Note (the "Loan"): and

         WHEREAS, Mortgagor has paid Old Kent all amounts owed under the Old Kent Note; and

         WHEREAS, Mortgagor desires that Old Kent release its interests in the lien of the Mortgage against the Mortgaged Property; and

         WHEREAS, Agent is no longer serving as an agent in regard to the Loan; and

         WHEREAS, Mortgagor, Mortgagee, Old Kent and Agent desire to amend the Mortgage with this Amendment as hereinafter set forth;

         NOW THEREFORE, in consideration of the agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Payment of Old Kent. Old Kent hereby acknowledges the payment in full by Borrower of the Old Kent Note. Old Kent also hereby releases any and all security interest held by Old Kent in regard to the repayment of the Old Kent Note including, without limitation, Old Kent's interest in the Mortgage. Old Kent hereby agrees to execute any and all reasonable documents necessary to effectuate such payment and release of security interests.

         Section 2. Release of Agent.Mortgagor, Mortgagee, Old Kent and Agent hereby agree that the services of Agent under the Loan and this Mortgage are no longer necessary. Therefore, subject to the terms of the Loan Agreement, Agent is hereby released from any and all obligations under the Loan, the Loan Agreement and this Mortgage arising after the date of this Amendment.

         Section 3. Partial Release of Mortgage. Pursuant to that certain Partial Release of Mortgage of even date herewith, Old Kent releases from the terms of the Mortgage all of Old Kent's interests in the Mortgaged Property.

         Section 4. Security/Cross-Collateralization. Mortgagor and Mortgagee agree that the Mortgage, as amended herein, shall serve as security for (a) the indebtedness represented by the Note, (b) the payment of all sums with interest thereon advanced to protect the security of the Mortgage or the Note, (c) the payment of and performance of Mortgagee under that certain Line of Credit Loan as that term is defined in the Loan Agreement and (d) the payment of and performance of Mortgagee under those certain Other Loans as that term is defined in the Loan Agreement. All references to the Note in the Original Mortgage shall refer to the Note as defined herein.

         Section 5. Continuing Effect. Except as expressly amended hereby, the Mortgage remains in full force and effect and is hereby ratified by the parties in all respects.

         Section 6. Counterparts. This Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together constitute one and the same instrument.

         IN WITNESS WHEREOF, Mortgagor, Mortgagee, Old Kent and Agent have executed this Amendment as of the date first written above.


Signed and acknowledged in
in the presence of:
                                   D.I.Y. Home Warehouse, Inc., an Ohio
                                   corporation
/s/ KAREN POLOMSKY
--------------------------
Name: Karen Polomsky

/s/ VERONIKA M. OCHOCKI            By:   /s/ ERIC I. GLASSMAN
---------------------------              ----------------------------
Name: Veronika M. Ochocki          Name: Eric I. Glassman
                                   Its:  V.P. - Chief Financial Officer


                                   National City Bank, a national banking
                                   association

/s/ MARCIA C. ENGLISH
---------------------------
Name: Marcia C. English

/s/ JAMES M. GROVER                By:   /s/ JOSEPH KWASNY
---------------------------              ----------------------------
Name: James M. Grover              Name: Joseph Kwasny
                                   Its:  Vice President


                                   National City Bank, a national banking
                                   association, as Agent

/s/ MARCIA C. ENGLISH
---------------------------
Name: Marcia C. English

/s/ JAMES M. GRONER                By:   /s/ JOSEPH KWASNY
---------------------------              ----------------------------
Name: James M. Groner              Name: Joseph Kwasny
                                   Its:  Vice President


                                   Old Kent Bank, a Michigan banking corporation

/s/ LEO C. KUJAWA
---------------------------
Name: Leo C. Kujawa

/s/ PAUL G. IRWIN                  By:   /s/ ROBERT F. GRANT
---------------------------              ----------------------------
Name: Paul G. Irwin                Name: Robert F. Grant
                                   Its:  Senior Vice President

                                                EXHIBIT 10.7 (E) Trumbull County


AMENDMENT NO. 1 TO OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 1 TO OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT ("Amendment") is made this 28th day of October, 1998 by and among D.I.Y. HOME WAREHOUSE, INC., an Ohio corporation, with its principal place of business located at 5811 Canal Road, Suite 180, Valley View, Ohio 44125 ("Mortgagor"), NATIONAL CITY BANK, formerly known as National City Bank of Columbus, a national banking association, with its principal office located at 155 East Broad Street, Columbus, Ohio 43251 (together with its successors, the "Mortgagee"), and OLD KENT BANK, formerly known as Old Kent Bank and Trust Company, a Michigan banking corporation, with its principal office located at One Vandenberg Center, Grand Rapids, Michigan 49503 ("Old Kent"), as lenders (NCB and Old Kent each herein, separately, called a "Bank" and, collectively, called the "Banks"), and NCB, as agent for itself and Old Kent (the "Agent").


                                   WITNESSETH:

         WHEREAS, Mortgagor executed and delivered to Mortgagee, Old Kent and Agent an Open-End Mortgage, Assignment of Rents and Security Agreement dated September 15, 1995 which Open-End Mortgage, Assignment of Rents and Security Agreement encumbered the land described in the attached Exhibit A (the "Mortgaged Property") and was recorded on September 18, 1995 in Official Records Volume 960, page 812 of the Trumbull County, Ohio Recorder's Office (the "Mortgage"); and

         WHEREAS, the Mortgage was given to secure the payment of a certain Mortgage Note dated September 15, 1995 in the original principal amount of $2,300,000 from Mortgagor to Mortgagee (the "NCB Note"); and

         WHEREAS, the Mortgage was given to secure the payment of a certain Mortgage Note dated September 15, 1995 in the original principal amount of $2,300,000 from Mortgagor to Old Kent (the "Old Kent Note"); and

         WHEREAS, Mortgagor, Mortgagee, Old Kent and Agent have executed that certain Sixth Amendment to Line of Credit Agreement dated of even date herewith (the "Loan Agreement") evidencing amendments to other loans made by Mortgagee to Mortgagor (the "Loans"); and

         WHEREAS, Mortgagor has paid NCB all amounts owed under the NCB Note;
and

         WHEREAS, Mortgagor has paid Old Kent all amounts owed under the Old Kent Note; and

         WHEREAS, Mortgagor and Mortgagee desire that this Mortgage shall serve as security for the repayment of the Loans; and

         WHEREAS, Mortgagor desires that Old Kent release its interests in the lien of the Mortgage against the Mortgaged Property; and

         WHEREAS, Agent is no longer serving as an agent in regard to the Loans; and

         WHEREAS, Mortgagor, Mortgagee, Old Kent and Agent desire to amend the Mortgage with this Amendment as hereinafter set forth;

         NOW THEREFORE, in consideration of the agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Payment of Old Kent. Old Kent hereby acknowledges the payment in full by Borrower of the Old Kent Note. Old Kent also hereby releases any and all security interest held by Old Kent in regard to the repayment of the Old Kent Note including, without limitation, Old Kent's interest in the Mortgage. Old Kent hereby agrees to execute any and all reasonable documents necessary to effectuate such payment and release of security interests.

         Section 2. Payment of NCB. NCB hereby acknowledges the payment in full by Borrower of the NCB Note.

         Section 3. Release of Agent. Mortgagor, Mortgagee, Old Kent and Agent hereby agree that the services of Agent under the Loans and this Mortgage are no longer necessary. Therefore, subject to the terms of the Loan Agreement, Agent is hereby released from any and all obligations under the Loan, the Loan Agreement and this Mortgage arising after the date of this Amendment.

         Section 4. Partial Release of Mortgage. Pursuant to that certain Partial Release of Mortgage of even date herewith, Old Kent releases from the terms of the Mortgage all of Old Kent's interests in the Mortgaged Property.

         Section 5. Security/Cross-Collateralization. Mortgagor and Mortgagee agree that the Mortgage, as amended herein, shall serve as security for (a) the payment of and performance of Mortgagee under that certain Credit Loan as that term is defined in the Loan Agreement and (b) the payment of and performance of Mortgagee under those certain Other Loans as that term is defined in the Loan Agreement. All references to the Note in the Original Mortgage shall refer to the Note as defined in the Loan Agreement.

         Section 6. Continuing Effect. Except as expressly amended hereby, the Mortgage remains in full force and effect and is hereby ratified by the parties in all respects.

         Section 7. Counterparts. This Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together constitute one and the same instrument.

         IN WITNESS WHEREOF, Mortgagor, Mortgagee, Old Kent and Agent have executed this Amendment as of the date first written above.


Signed and acknowledged in
in the presence of:
                                   D.I.Y. Home Warehouse, Inc., an Ohio
                                   corporation
/s/ KAREN POLOMSKY
--------------------
Name: Karen Polomsky

/s/ VERONIKA M. OCHOCKI            By:   /s/ ERIC I. GLASSMAN
-------------------------                ------------------------------
Name: Veronika M. Ochocki          Name: Eric I. Glassman
                                   Its:  V.P. - Chief Financial Officer


                                   National City Bank, a national banking
                                   association

/s/ MARCIA C. ENGLISH
-----------------------
Name: Marcia C. English

/s/ JAMES M. GROVER                By:   /s/ JOSEPH KWASNY
-----------------------                  -----------------
Name: James M. Grover              Name: Joseph Kwasny
                                   Its:  Vice President


                                   National City Bank, a national banking
                                   association, as Agent

/s/ MARCIA C. ENGLISH
-----------------------
Name: Marcia C. English

/s/ JAMES M. GRONER                By:   /s/ JOSEPH KWASNY
---------------------                    ---------------------
Name: James M. Groner              Name: Joseph Kwasny
                                   Its:  Vice President


                                   Old Kent Bank, a Michigan banking corporation

/s/ LEO C. KUJAWA
-------------------
Name: Leo C. Kujawa

/s/ PAUL G. IRWIN                  By:   /s/ ROBERT F. GRANT
-------------------                      ---------------------
Name: Paul G. Irwin                Name: Robert F. Grant
                                   Its:  Senior Vice President

                                                  EXHIBIT 10.7 (F) Medina County

AMENDMENT NO. 1 TO OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 1 TO OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT ("Amendment") is made this 28th day of October, 1998 by and among D.I.Y. HOME WAREHOUSE, INC., an Ohio corporation, with its principal place of business located at 5811 Canal Road, Suite 180, Valley View, Ohio 44125 ("Mortgagor"), NATIONAL CITY BANK, formerly known as National City Bank of Columbus, a national banking association, with its principal office located at 155 East Broad Street, Columbus, Ohio 43251 (together with its successors, the "Mortgagee"), and OLD KENT BANK, formerly known as Old Kent Bank and Trust Company, a Michigan banking corporation, with its principal office located at One Vandenberg Center, Grand Rapids, Michigan 49503 ("Old Kent"), as lenders (NCB and Old Kent each herein, separately, called a "Bank" and, collectively, called the "Banks"), and NCB, as agent for itself and Old Kent (the "Agent").


                                   WITNESSETH:

         WHEREAS, Mortgagor executed and delivered to Mortgagee, Old Kent and Agent an Open-End Mortgage, Assignment of Rents and Security Agreement dated April 28, 1995 which Open-End Mortgage, Assignment of Rents and Security Agreement encumbered the land described in the attached Exhibit A (the "Mortgaged Property") and was recorded on April 28, 1995 in Official Records Volume 1030, page 175 of the Medina County, Ohio Recorder's Office (the "Mortgage"); and

         WHEREAS, the Mortgage was given to secure the payment of a certain Mortgage Note dated April 28, 1995 in the original principal amount of $1,687,500 from Mortgagor to Mortgagee (the "Original Mortgagee Note"); and

         WHEREAS, the Mortgage was given to secure the payment of a certain Mortgage Note dated April 28, 1995 in the original principal amount of $1,687,500 from Mortgagor to Old Kent (the "Old Kent Note"); and

         WHEREAS, Mortgagor has executed and delivered to Mortgagee that certain First Amendment to Mortgage Note dated as of the date hereof (the "Amended Mortgagee Note") which amends the Original Mortgagee Note (the Original Mortgagee Note and the Amended Note are hereinafter collectively referred to as the "Note"); and

         WHEREAS, Mortgagor, Mortgagee, Old Kent and Agent have executed that certain Sixth Amendment to Line of Credit Agreement dated of even date herewith (the "Loan Agreement") evidencing other amendments to the loan evidenced by the Note (the "Loan"): and

         WHEREAS, Mortgagor has paid Old Kent all amounts owed under the Old Kent Note; and

         WHEREAS, Mortgagor desires that Old Kent release its interests in the lien of the Mortgage against the Mortgaged Property; and

         WHEREAS, Agent is no longer serving as an agent in regard to the Loan; and

         WHEREAS, Mortgagor, Mortgagee, Old Kent and Agent desire to amend the Mortgage with this Amendment as hereinafter set forth;

         NOW THEREFORE, in consideration of the agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Payment of Old Kent. Old Kent hereby acknowledges the payment in full by Borrower of the Old Kent Note. Old Kent also hereby releases any and all security interest held by Old Kent in regard to the repayment of the Old Kent Note including, without limitation, Old Kent's interest in the Mortgage. Old Kent hereby agrees to execute any and all reasonable documents necessary to effectuate such payment and release of security interests.

         Section 2. Release of Agent.Mortgagor, Mortgagee, Old Kent and Agent hereby agree that the services of Agent under the Loan and this Mortgage are no longer necessary. Therefore, subject to the terms of the Loan Agreement, Agent is hereby released from any and all obligations under the Loan, the Loan Agreement and this Mortgage arising after the date of this Amendment.

         Section 3. Partial Release of Mortgage. Pursuant to that certain Partial Release of Mortgage of even date herewith, Old Kent releases from the terms of the Mortgage all of Old Kent's interests in the Mortgaged Property.

         Section 4. Security/Cross-Collateralization. Mortgagor and Mortgagee agree that the Mortgage, as amended herein, shall serve as security for (a) the indebtedness represented by the Note, (b) the payment of all sums with interest thereon advanced to protect the security of the Mortgage or the Note, (c) the payment of and performance of Mortgagee under that certain Credit Loan as that term is defined in the Loan Agreement and (d) the payment of and performance of Mortgagee under those certain Other Loans as that term is defined in the Loan Agreement. All references to the Note in the Original Mortgage shall refer to the Note as defined herein.

         Section 5. Continuing Effect. Except as expressly amended hereby, the Mortgage remains in full force and effect and is hereby ratified by the parties in all respects.

         Section 6. Counterparts. This Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together constitute one and the same instrument.

         IN WITNESS WHEREOF, Mortgagor, Mortgagee, Old Kent and Agent have executed this Amendment as of the date first written above.


Signed and acknowledged in
in the presence of:
                                   D.I.Y. Home Warehouse, Inc., an Ohio
                                   corporation
/s/ KAREN POLOMSKY
--------------------
Name: Karen Polomsky

/s/ VERONIKA M. OCHOCKI            By:    /s/ ERIC I. GLASSMAN
-------------------------                 ------------------------------
Name: Veronika M. Ochocki          Name:  Eric I. Glassman
                                   Its:   V.P. - Chief Financial Officer


                                   National City Bank, a national banking
                                   association

/s/ MARCIA C. ENGLISH
-----------------------
Name: Marcia C. English

/s/ JAMES M. GROVER                By:   /s/ JOSEPH KWASNY
---------------------                    -----------------
Name: James M. Grover              Name: Joseph Kwasny
                                   Its:  Vice President


                                   National City Bank, a national banking
                                   association, as Agent

/s/ MARCIA C. ENGLISH
-----------------------
Name: Marcia C. English

/s/ JAMES M. GRONER                By:   /s/ JOSEPH KWASNY
---------------------                    -----------------
Name: James M. Groner              Name: Joseph Kwasny
                                   Its:  Vice President


                                   Old Kent Bank, a Michigan banking corporation

/s/ LEO C. KUJAWA
-------------------
Name: Leo C. Kujawa

/s/ PAUL G. IRWIN                  By:   /s/ ROBERT F. GRANT
-------------------                      ---------------------
Name: Paul G. Irwin                Name: Robert F. Grant
                                   Its:  Senior Vice President